Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerald F. Sullivan certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Annual Report on Form 10-K of Sibling Entertainment Group Holdings, Inc., (the “Company ”) for the year ended December 31, 2011 (the “ Report ”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 20, 2012

By: /s/ Gerald F. Sullivan
Name: Gerald F. Sullivan
Title: Chairman of the Board of Directors, Chief Executive
Officer and Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)